Exhibit 99.1

ACQUISITION OF SAUCONY

JUNE 2, 2005

EXTENDING OUR PORTFOLIO OF LEADING FOOTWEAR BRANDS

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This announcement includes forward-looking statements which reflect Stride Rite’s current views with respect to the future events or financial performance discussed in the release, based on management’s beliefs and assumptions and information currently available. When used, the words “believe”, “anticipate”, “estimate”, “project”, “should”, “expect”, “appear” and similar expressions, which do not relate solely to historical matters identify forward-looking statements. These forward-looking statements, which include statements regarding the expected benefits of the acquisition of Saucony and the impact of the acquisition on Stride Rite’s financial results, are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties. Should one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied. Factors that may cause such a variance include, among others: the inability to fully realize the anticipated benefits from the acquisition of Saucony; the challenges of achieving the expected synergies; the possibility of incurring costs or difficulties related to the integration of the businesses of Stride Rite and Saucony; the opening of new stores may be delayed; the volume of anticipated sales may decline; revenues from new product lines may fall below expectations; the launch of new product lines may be delayed; new retail concepts may not achieve expected results; general retail sales trends may be below expectations; current license agreements may be terminated; consumer fashion trends may shift to footwear styling not currently included in our product lines; our retail customers, including large department stores, may consolidate or restructure operations resulting in unexpected store closings; and additional factors discussed from time to time in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements.

David Chamberlain

Chairman and CEO The Stride Rite Corporation

Natural Extension of Stride Rite’s Portfolio of Leading Footwear Brands

Adds authentic performance athletic brand with loyal customers and solid growth prospects Creates takedown opportunity for children’s market Increases sales in growing sporting goods and athletic specialty channels Creates growth opportunity for Saucony in department and national chain stores Doubles our international sales to increase critical mass Provides new athletic development and sourcing leverage Accelerates earnings growth Increases shareholder value

Transaction Summary

Consideration $23.00 per share in cash

Transaction Structure Cash merger

Shareholder Agreement 49% of Class A shares and 25% of A/B shares together agreed to support

Financial Impact Accretive to EPS in 2006 and beyond

Cost Savings $6-8 million annually by 2007

Expected Closing Summer 2005

Board/Management Unchanged

Approvals Regulatory, Saucony Shareholders

The Business

A Diversified Portfolio of Well-Known and Respected Brands

Brand 2004 Awareness Date Started

Stride Rite 80% 1919

Keds 95% 1916

Sperry Top-Sider 65% 1935

Tommy Hilfiger 91% 1985

Saucony 44% 1898

Saucony Awareness Specialty Run Channel = 90+%

The Athletic Opportunity

Total U.S. Athletic Market: $16.7B, +3.4% Change Y/Y

U.S. Running Market $5.0B +3.2% Change Y/Y

Saucony*

Men’s $2.1B $45M

Women’s $1.9B $65M

Children’s $1.0B $1M

Int’l/Non-U.S. $40M

Significant

opportunities for

growth

Source: NPD, 12 months ended as of March 2005 * Wholesale dollars

Children’s Takedown Opportunity

Ages 9 and Under

Total Market: $4.4B

Performance Market

Boys $1.0B 62% of Boys market

Girls $0.6B 41% of Girls market

Infants $0.6B 44% of Infants market

Total $2.2B 50% total Performance Market share

Source: NPD

Children’s Takedown Opportunity

Ages 9 and Under

Brands 2004 ($M) Retailers 2004 ($M)

Nike 752 Kid’s Footlocker 303

Reebok 239 Footlocker 231

Stride Rite 232 Stride Rite 152

Adidas 128 Finish Line 106

New Balance 127 Foot Action 51

K-Swiss 90 Sports Authority 43

Converse 73

Vans 47

Source: NPD

Diversifies U.S. Distribution Channels

PRE-SAUCONY

Own Stores/LP’s 34%

Department Store 35%

Other 4%

Family Shoe Stores 13%

Closeout/Mass Merchandisers 14%

Domestic $530M

POST-SAUCONY

Own Stores/LP’s 29%

Department Store 29%

Athletic 10%

Other 7%

Family Shoe Stores 11%

Closeout/Mass Merchandisers 14%

Domestic $660M

International Critical Mass

PRE-SAUCONY

Sperry 10%

Stride Rite 10%

Tommy Hilfiger 54%

PRO-Keds

7% Tommy Hilfiger 22%

Keds 19%

POST-SAUCONY

Saucony 59%

PRO-Keds 3%

Keds 8%

Stride Rite 4%

Sperry 4% $28M $65M

Successful Worldwide Brands

PRE-SAUCONY

Europe 5%

Asia 13%

Latin America 37%

Middle East 5% $28M

Canada 40%

POST-SAUCONY

Europe 31%

Canada 42%

Asia 8%

Latin America 16%

Middle East 3% $65M

John H. Fisher

President and CEO

Saucony, Inc.

Benefits to Saucony

Shareholders

Premium to market Certainty of cash

Employees

New opportunities in larger company Similar history and corporate culture

Saucony brand

Can benefit from Stride Rite’s expertise in managing and growing footwear brands

Frank Caruso

Chief Financial Officer The Stride Rite Corporation

Key Financial Statistics

Combined Revenue Over $725 million

Projected full year impact

Accretive to Earnings $.08 - $.12 per share

Conservatively Leveraged Less than 2 times

Generates Strong Positive Cash Flow $30-35 million

Cost Saving Opportunities

Duplicate public company costs Product sourcing leverage Operational synergies General overhead reduction

Total Fully Realized Cost Savings = $6-8 million

Financially Compelling

Increased sales in Athletic Specialty and Sporting Good channels Potential revenue synergies Significant cost savings opportunities Strong cash flow generation Conservative debt leverage Substantial EPS accretion in 2006 and beyond before one-time costs

Summary

Platform for future growth

Expands portfolio of footwear brands

Provides access to new markets and distribution channels Creates value for our shareholders

ACQUISITION OF SAUCONY

JUNE 2, 2005

EXTENDING OUR PORTFOLIO OF LEADING FOOTWEAR BRANDS